EXHIBIT 10.1(f)

Appendix A to Employment Letter dated January 26, 2017

Executive: Kurt MacAlpine

Introductory Paragraph:

WTAM – Executive Vice President-Head of Global Distribution

WTI – Same

Employment Agreement dated May 1, 2015

Paragraph 1:

$300,000

Paragraph 3(a):

None. Paragraph 3(a) is inapplicable to the named Executive.

Paragraph 3(b):

July 1, 2015, January 27, 2016 and January 25, 2017

Paragraph 14:

Chief Executive Officer

Paragraphs 4(j) and 14:

Indemnification Agreement dated January 26, 2017